UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 19, 2021 (November 17, 2021)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ROCK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to Item 7.01:

Gibraltar Industries, Inc. (the “Company”) is furnishing this amendment on Form 8-K/A solely to correct an error in the Company’s materials for its Investor Day held on November 17, 2021 (the “Investor Presentation”) previously furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated November 17, 2021. The Adjusted EBITDA Margin growth for the Agtech segment in the last row in the chart on slide 3 of the Financial Model Review (page 76) in the Investor Presentation was incorrectly reported as an estimated ~880 basis points (“bps”) and should have reflected an estimated ~680 bps. Additionally, the Agtech 2020 EBITDA and Margin on slide 12 of the Financial Model Review (page 85) in the Investor Presentation were incorrectly reported as $19,085 and 9.1%, respectively and should have been presented as $20,352 and 9.7% respectively.

The Company has attached the corrected version of the Investor Presentation as Exhibit 99.1 to this Form 8-K/A and posted such corrected version in the “Investors” section on its website at www.gibraltar1.com.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 9.01    Financial Statements and Exhibits
    (a)-(c)    Not Applicable
    (d)    Exhibits:

Exhibit No.	Description
99.1	Investor Presentation dated November 17, 2021 (corrected)
104	Cover Page Interactive Data Filed (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date:	November 19, 2021
		By:	/s/ Timothy F. Murphy
Timothy F. Murphy
Senior Vice President and Chief Financial Officer

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